UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
                                      1934



Date of Report (Date of earliest event reported):  July 23, 2004

                       GE Commercial Mortgage Corporation
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                    333-114525-01              02-0666931
------------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)

                  292 Long Ridge Road
                  Stamford, Connecticut                         06927
------------------------------------------------------------------------------
                  (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code      (203) 357-4000
                                                  ------------------------------

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C3. On July 23, 2004, GE Commercial Mortgage Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GEMSA Loan Services, L.P., as Master Servicer, Lennar Partners, Inc., as Special Servicer, and Wells Fargo Bank, N.A., as Trustee, of the GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C3 issued in twenty-eight classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated July 6, 2004, as supplemented by the Prospectus Supplement dated July 16, 2004.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial  Statements,  Pro Forma  Financial  Information
            and Exhibits.
            ----------------------------------------------------------

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 6, 2004


                                       GE COMMERCIAL MORTGAGE
                                       CORPORATION



                                       By:     /s/ Daniel Vinson
                                               ----------------------------
                                       Name:   Daniel Vinson
                                       Title:  Authorized Signatory

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4                               Pooling and Servicing Agreement         E